UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 10, 2006

FIRSTCITY FINANCIAL
CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	033-19694	76-0243729
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6400 Imperial Drive
Waco, Texas 76712
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (254) 761-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02 Election of Director.

(d) On February 10, 2006, the Board of Directors of FirstCity Financial Corporation (“FirstCity” or the “Company”) elected F. Clayton Miller as a director of the Company to fill the vacancy created by the resignation of James R. Hawkins as a director effective as of December 31, 2005.  To the knowledge of the Company, neither Mr. Miller nor any member of his immediate family or any firm, corporation, or other entity with which he has a position or relationship has engaged in any transactions with the Company or any of its subsidiaries, which involve an amount in excess of $60,000.00 or which is otherwise subject to being disclosed pursuant to Item 404(a) of Regulation S-K (17 CFR 229.404(a)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTCITY FINANCIAL CORPORATION

Date: February 16, 2005	By:	/s/ J. Bryan Baker
J. Bryan Baker
Senior Vice President and Chief Financial Officer